UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2018

Item 1. Reports to Stockholders.

Annual Report	10/31/2018

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index
1-Year	-6.98%	-12.33%	-0.52%
Since Inception (8/27/15)	4.33	2.41	8.54

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -6.98% in the one-year reporting period ended October 31, 2018. The Fund underperformed the MSCI All Country World Index (the “Index”), which returned -0.52% over the same period.

MARKET OVERVIEW

President Trump’s tax bill passed very late in December 2017, finalizing a process that had moved in fits and starts for much of the year. The final bill was mostly in line with earlier expectations, with key changes being a much lower corporate tax rate, small cuts to individual tax rates, and some changes to deductibility of mortgage payments and state taxes. These tax cuts along with high optimism of synchronized global growth helped move market sentiment up significantly to start 2018. Equity markets were up strongly in January as earnings reports were positive and expectations for future growth continued to be priced in.

After reaching record highs, markets saw a sell-off in February as market volatility returned and sentiment for risk assets turned negative during the month. The U.S. equity market declined on concerns over stretched valuations, an increase in inflation expectations, and less accommodation from global central banks.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Throughout the period, activity from central banks around the world was closely monitored as the liquidity they have been providing has been a key backstop to market sentiment over the past decade. The U.S. Federal Reserve (Fed) increasingly tapered its re-investment program for both government and mortgage-backed securities. The Fed raised rates four times during the period, bringing the total number of rate increases to eight since December 2015. Other central banks around the world also signaled a slowdown of liquidity support. While the European Central Bank (ECB) announcement in June was accepted as ‘dovish,’ it did commit to ending its purchase program by year-end.

Later in the year, the Trump administration initiated aggressive U.S. policies toward global trade relations, triggering fears of global trade wars. Particularly in focus was the application of tariffs and counter tariffs on a wide variety of goods traded between the U.S. and China. The concerns of strained trade relations caused by U.S. policy expanded to traditionally friendly trade partners: Canada, Mexico, and the European Union. While there were periods of respite from the negative sentiment of global trade wars, particularly when a reformed NAFTA agreement was signed by the three North American countries, fears of full blown global trade wars weighed on markets.

Negative volatility again entered the markets in October as investors were concerned over rising interest rates, global trade wars, and weakness in the outlook for global growth.

Equity markets lost most of the gains they had made since the February sell off.

FUND REVIEW

During the period, the security selection component of the Fund’s investment process was the largest detractor from relative performance, driven mostly by underperformance in domestic equity strategies and international strategies. Our large-cap core strategy, which has historically outperformed in periods of volatility, was the largest detractor to performance due to poor stock selection. In particular, the underperformance was mainly driven by company-specific issues with some of our larger holdings within the Industrials, Utilities, and Health Care sectors. Within the international strategies the global strategy and the international growth strategy were the largest detractors. The global equity strategy experienced underperformance driven mostly by poor stock selection in the Information Technology and the Consumer Discretionary sectors. This negative performance was partially offset by positive performance in our developing market strategy.

With respect to asset allocation at the end of the reporting period, the portfolio was underweight equity-focused strategies. We hold a modest underweight to U.S. equities as part of our underweight to global equities, and this detracted from performance as the U.S. equity market outpaced other regions. Within U.S. equities, we are overweight

5      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

small-caps and mid-caps versus large-caps, overweight quality and underweight value. Our leading indicators suggested the U.S. economy is likely to slow over the next few quarters, after experiencing strong growth acceleration in the first half of the year. Monetary conditions continue to tighten, albeit at a gradual pace, while activity in the construction and industrial sector is peaking. We expected growth to decelerate, but to remain solidly above trend.

We expected small-caps and mid-caps to outperform large-caps, benefiting from domestic fiscal expansion, and stable credit markets, while being more insulated from weakening growth outside the U.S.

We hold a modest underweight to European equities as part of our underweight to global equities. This was a positive contributor during the period as international equities were down over 8% for the period. European growth continues to decelerate, and this slowdown is widespread across all major Euro Area economies.

We held a modest underweight to emerging market equities as part of our underweight to global equities. This was a positive contributor to performance as emerging market equities continued to fall on U.S.-China trade tensions. Our leading indicators suggested emerging markets growth should continue to decelerate, with risks of falling below trend, therefore registering a “contraction” in our macro regime framework. Manufacturing surveys indicate an inventory cycle that has not fully adjusted yet, as orders-to-inventories ratios are still falling. China’s renewed fiscal policy efforts are partially a reaction to this macro picture, aimed at stabilizing downside risks.

Tensions in global trade policy continue to drift higher, as exemplified by the threat of additional tariffs on as much as $200bln in U.S. imports from China, bringing the total to nearly 60% of all Chinese imports into the U.S. Together with tightening financial conditions, global trade uncertainty is weighing negatively on emerging market sentiment. On the back of this our global risk appetite framework signaled very weak market sentiment, down to levels last seen in mid-2015, warranting a defensive stance on emerging market equities despite attractive valuations.

Our allocation to emerging market local debt was a detractor to performance - during the period, we cut our exposure to the asset class. Many of the emerging market economies are nearing a contraction phase of the business cycle, where growth is below trend and decelerating. Given the macro backdrop, we plan to wait for a few catalysts before returning to the asset class, such as a re-acceleration in emerging market growth, a dovish turn in Fed policy, or a meaningful resolution in U.S.-China trade policy.

Throughout the period, active currency management was a detractor to relative performance. In particular, our recent overweight positions to safe-haven currencies like the Swiss Franc and underweight

6      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

positions to emerging market currencies like the Brazilian Real detracted from performance. In terms of positioning, we are partially hedged versus the Index, with underweight positions in the Euro and a few emerging market currencies. We continue to hold an overweight to the Japanese Yen. Ongoing weakness outside the U.S. argues for a modest overweight to the U.S. Dollar, as domestic equities remain more attractive than foreign equity markets, encouraging equity capital to stay in the U.S. We plan to wait for positive economic surprises in foreign markets to re-establish a bearish position in the greenback.

In terms of our government bond positioning, we are overweight duration via U.S. and developed markets sovereign fixed income, with a curve flattening bias. Particularly in the U.S., this detracted from performance as yields have moved higher on positive economic data. In our view, slowing global growth outside of the U.S., fragile risk appetite, and stable inflation continue to justify our overweight duration stance. While we believe the Fed will continue to tighten one more time this year, interest rates seem fairly priced at this stage, which should leave the long-end of the curve less exposed to Fed rate hikes. Also, our interest rate relative value trades, which have less directional risk and capitalize on cyclical and market dislocations across different countries, have detracted during the period.

During the period, our alternatives exposure was a positive contributor to relative performance as the broad equity markets declined. We continue to hold a meaningful position in catastrophe bonds at the expense of investment grade credit, given attractive loss-adjusted yields and the potential for low correlation with other asset classes, especially as the credit and business cycles extend further. Our alternative exposure to master limited partnerships (MLPs) was a detractor to relative performance. Despite a move higher in energy prices earlier in the period, MLPs struggled during the period and underperformed. We believe they are increasingly supported by crude and natural gas volume increases, stable energy markets, and cheap valuations. Furthermore, the restructuring of the sector (incentive distribution rights elimination or simplification) should improve prospects for distributable cash flow. Our allocation to alternatives strategies was a relatively neutral contributor as our systematic alpha strategy detracted and this was offset by positive performance from our investment in Oppenheimer Fundamental Alternatives Fund.

OUTLOOK

Global growth has peaked, and the deceleration in economic activity, while not severe, is broad based. Our leading indicators suggest the U.S. is entering a slowdown regime, joining the deceleration experienced by Europe and emerging markets. Market sentiment remains weak, particularly in non-U.S. markets. With over 30% of revenue exposure to emerging markets, Europe is likely to see a marginal drag from external

7      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

demand given recent growth disappointments in Asia and the negative impact from trade policy uncertainty. In the second quarter of 2018, we flagged Italy as one of the key risks to watch. So far, the Italian government has delivered a more constructive rhetoric than we initially feared on upcoming budget proposals. However, no details have been revealed yet and the new proposal, while below the 3% Maastricht limit, is likely to bring into question debt sustainability in the face of slowing gross domestic product growth and the end of quantitative easing by the ECB. Our overall stance remains slightly defensive, with a modest underweight to global equities and overweight to duration. We maintain a significant exposure to alternative assets such as event-linked bonds and MLPs, at the expense of investment-grade and core U.S. equities, and have no exposure to emerging market local debt.

As always, we continue to closely monitor the developments in financial conditions as well

Benjamin Rockmuller, CFA Portfolio Manager

as the political and policy landscape to assess risks to the macro outlook and financial markets. We are paying close attention to the policy backdrop and the inflation picture; both are potential headwinds to derail the advanced cycle. The main risk, in our view, is a dovish shift in the Fed’s rhetoric. While we expect the Fed to continue hiking rates through at least mid-2019, a dovish shift in communication is likely to provide substantial relief to risky assets, particularly in emerging markets, while weakening the dollar. A signaling that monetary policy has reached a neutral stance would indicate the approaching end of the tightening cycle, extending the current market cycle even further. If that were to happen and leading economic indicators were to re-accelerate, we would adjust our exposures accordingly. On the contrary, should we see further deterioration in economic data, or volatility pickup in equities or credit, we stand ready to adapt to a slowing macro environment and could reduce risk further.

Alessio de Longis, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Airbus SE	1.0%
Alphabet, Inc., Cl. A	0.9
Energy Transfer LP	0.9
LVMH Moet Hennessy Louis Vuitton SE	0.9
SAP SE	0.8
Alibaba Group Holding Ltd., Sponsored ADR	0.8
Prudential plc	0.6
Enterprise Products Partners LP	0.6
Kering SA	0.5
Murata Manufacturing Co. Ltd.	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	65.6%
Japan	6.4
France	5.0
United Kingdom	3.9
Germany	3.2
China	2.9
Switzerland	1.9
India	1.5
South Korea	1.2
Canada	1.0

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2018, and are based on total market value of investments.

PORTFOLIO ALLOCATION

Common Stocks	57.4%
Investment Companies
Oppenheimer Fundamental Alternatives Fund	15.3
Oppenheimer Master Event-Linked Bond Fund, LLC	10.1
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	11.8
U.S. Government Obligations	4.8
Short-Term Notes	0.4
Over-the-Counter Options Purchased	0.2
Preferred Stocks	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on the total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	66.6%
Europe	17.2
Asia	14.2
Latin & South America	0.9
Middle East/Africa	0.6
Emerging Europe	0.5

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2018, and are based on total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/18

	Inception Date	1-Year	Since Inception
Class A (QMGAX)	8/27/15	-6.98%	4.33%
Class C (QMGCX)	8/27/15	-7.72	3.53
Class I (QMGIX)	8/27/15	-6.84	4.57
Class R (QMGRX)	8/27/15	-7.29	4.06
Class Y (QMGYX)	8/27/15	-6.86	4.49

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/18

	Inception Date	1-Year	Since Inception
Class A (QMGAX)	8/27/15	-12.33%	2.41%
Class C (QMGCX)	8/27/15	-8.63	3.53
Class I (QMGIX)	8/27/15	-6.84	4.57
Class R (QMGRX)	8/27/15	-7.29	4.06
Class Y (QMGYX)	8/27/15	-6.86	4.49

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance

10      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

of any investment. These views are as of the close of business on October 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During 6 Months Ended October 31, 2018
Class A	$1,000.00	$932.90	$5.72
Class C	1,000.00	928.70	9.38
Class I	1,000.00	933.90	4.50
Class R	1,000.00	931.00	6.94
Class Y	1,000.00	933.90	4.99

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.31	5.97
Class C	1,000.00	1,015.53	9.80
Class I	1,000.00	1,020.57	4.70
Class R	1,000.00	1,018.05	7.25
Class Y	1,000.00	1,020.06	5.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.17%
Class C	1.92
Class I	0.92
Class R	1.42
Class Y	1.02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS October 31, 2018

	Shares	Value
Common Stocks—55.9%
Consumer Discretionary—11.7%
Auto Components—0.4%
Bridgestone Corp.	2,200	$84,757
Continental AG	443	73,232
Koito Manufacturing Co. Ltd.	1,600	76,892
Valeo SA	1,746	56,369
		291,250

Automobiles—0.9%
Bayerische Motoren Werke (BMW) AG	2,000	150,975
Bayerische Motoren Werke AG	762	65,730
Hero MotoCorp Ltd.	2,085	77,984
Subaru Corp.	2,700	72,824
Suzuki Motor Corp.	2,000	99,787
Volkswagen AG	913	153,768
		621,068

Distributors—0.0%
Pool Corp.	265	38,624

Diversified Consumer Services—0.2%
Bright Horizons Family Solutions, Inc.[1]	333	38,265
Cambium Learning Group, Inc.[1]	7,397	106,369
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	446	26,095
		170,729

Entertainment—0.3%
Take-Two Interactive Software, Inc.[1]	354	45,620
Walt Disney Co. (The)	1,360	156,169
		201,789

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	2,986	167,335
Chipotle Mexican Grill, Inc., Cl. A1	40	18,413
Domino’s Pizza Group plc	12,820	46,378
Domino’s Pizza, Inc.	167	44,888
Genting Bhd	17,740	31,094
Huazhu Group Ltd., ADR	3,097	81,018
International Game Technology plc	3,190	59,175
Jollibee Foods Corp.	5,270	27,159
Kangwon Land, Inc.	2,290	57,799
Planet Fitness, Inc., Cl. A1	564	27,687
Sands China Ltd.	12,800	50,765
Sonic Corp.	5,616	243,060
Vail Resorts, Inc.	166	41,719
Whitbread plc	3,019	169,682
Yum China Holdings, Inc.	4,091	147,603
		1,213,775

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	Shares	Value
Household Durables—0.6%
Newell Brands, Inc.	4,470	$70,984
SEB SA2	392	56,103
SEB SA2	130	18,606
Sony Corp.	4,800	258,336
		404,029

Interactive Media & Services—2.2%
58.com, Inc., ADR[1]	725	47,553
Alphabet, Inc., Cl. A1	580	632,537
Baidu, Inc., Sponsored ADR[1]	1,355	257,531
Facebook, Inc., Cl. A1	1,640	248,936
IAC/InterActiveCorp[1]	192	37,745
XO Group, Inc.[1]	7,012	242,685
		1,466,987

Internet & Catalog Retail—1.4%
Alibaba Group Holding Ltd., Sponsored ADR[1]	3,681	523,733
Amazon.com, Inc.[1]	20	31,960
Farfetch Ltd., Cl. A1	1,180	24,237
GrubHub, Inc.[1]	310	28,749
JD.com, Inc., ADR[1]	9,232	217,137
Meituan Dianping, Cl. B1,[2]	700	4,526
Meituan Dianping, Cl. B1,[2]	5,800	35,623
MercadoLibre, Inc.	95	30,828
Pinduoduo, Inc., ADR[1]	1,540	27,181
		923,974

Leisure Products—0.2%
Bandai Namco Holdings, Inc.	3,100	110,028

Media—0.3%
ProSiebenSat.1 Media SE	1,961	45,336
SES SA, Cl. A, FDR	5,088	109,321
Zee Entertainment Enterprises Ltd.	8,880	54,326
		208,983

Multiline Retail—0.3%
Dollarama, Inc.	1,769	48,927
Lojas Americanas SA	12,360	62,439
Ollie’s Bargain Outlet Holdings, Inc.[1]	388	36,045
SACI Falabella	3,864	29,147
		176,558

Specialty Retail—1.2%
Burlington Stores, Inc.[1]	281	48,189
Dufry AG1	763	85,790
Industria de Diseno Textil SA	7,636	215,367
Nitori Holdings Co. Ltd.	500	65,575
O’Reilly Automotive, Inc.[1]	139	44,584

15      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Specialty Retail (Continued)
Rent-A-Center, Inc.[1]	10,140	$144,495
Ross Stores, Inc.	492	48,708
Steinhoff International Holdings NV1	13,579	1,653
Tiffany & Co.	1,230	136,899
Tractor Supply Co.	184	16,908
Urban Outfitters, Inc.[1]	410	16,179
		824,347

Textiles, Apparel & Luxury Goods—1.9%
Brunello Cucinelli SpA	724	24,800
Canada Goose Holdings, Inc.[1]	231	12,606
Cie Financiere Richemont SA	755	55,058
Hermes International	175	99,735
Kering SA	830	368,029
lululemon athletica, Inc.[1]	344	48,411
LVMH Moet Hennessy Louis Vuitton SE	1,941	588,039
PRADA SpA	13,500	47,928
Puma SE	38	19,536
		1,264,142

Consumer Staples—3.7%
Beverages—1.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,669	15,686
Coca-Cola European Partners plc	3,796	172,680
Diageo plc	4,446	153,775
Fomento Economico Mexicano SAB de CV	8,264	70,255
Fomento Economico Mexicano SAB de CV, Sponsored ADR	420	35,729
Heineken NV	705	63,535
Pernod Ricard SA	1,058	161,437
Tsingtao Brewery Co. Ltd., Cl. H	10,000	39,353
		712,450

Food & Staples Retailing—0.4%
Alimentation Couche-Tard, Inc., Cl. B	1,573	75,122
Atacadao Distribuicao Comercio e Industria Ltda	12,300	50,370
BIM Birlesik Magazalar AS	800	11,363
CP ALL PCL	26,934	54,641
Shoprite Holdings Ltd.	2,802	34,188
SPAR Group Ltd. (The)	2,128	25,303
		250,987

Food Products—1.1%
Archer-Daniels-Midland Co.	526	24,854
Barry Callebaut AG	35	68,281
Danone SA	2,575	182,441
Lamb Weston Holdings, Inc.	793	61,981
McCormick & Co., Inc.	238	34,272
Saputo, Inc.	2,101	64,014
Unilever plc	3,780	200,165

16      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Food Products (Continued)
Vietnam Dairy Products JSC	1,272	$6,350
WH Group Ltd.[3]	166,000	115,979
		758,337

Household Products—0.6%
Church & Dwight Co., Inc.	277	16,445
Colgate-Palmolive Co.	2,950	175,673
Reckitt Benckiser Group plc	2,772	224,140
		416,258

Personal Products—0.3%
Amorepacific Corp.	155	20,737
AMOREPACIFIC Group	68	3,723
Beiersdorf AG	612	63,348
LG Household & Health Care Ltd.	131	120,595
		208,403

Tobacco—0.2%
Philip Morris International, Inc.	942	82,962
Swedish Match AB	1,070	54,546
		137,508

Energy—6.6%
Energy Equipment & Services—0.5%
TechnipFMC plc	9,982	266,162
USA Compression Partners LP4	4,092	59,948
		326,110

Oil, Gas & Consumable Fuels—6.1%
Antero Midstream GP LP	5,970	96,177
BP plc	20,389	147,688
Buckeye Partners LP4	5,049	165,658
Centennial Resource Development, Inc., Cl. A1	976	18,700
CNOOC Ltd.	45,000	76,233
Continental Resources, Inc.[1]	439	23,127
DCP Midstream LP4	1,720	61,903
Diamondback Energy, Inc.	253	28,427
Encana Corp.	4,843	49,592
Energy Transfer LP4	40,629	631,375
Enterprise Products Partners LP4	14,130	378,967
EQM Midstream Partners LP4	3,307	151,824
Kunlun Energy Co. Ltd.	32,000	36,261
LUKOIL PJSC, ADR	570	42,562
Magellan Midstream Partners LP4	3,396	209,465
MPLX LP4	7,897	265,418
Novatek PJSC, Sponsored GDR	1,055	178,411
Phillips 66 Partners LP4	979	47,883
Plains All American Pipeline LP4	1,822	39,665
Plains GP Holdings LP, Cl. A1	1,662	35,517

17      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Sunoco LP4	727	$19,876
Tallgrass Energy LP, Cl. A	11,323	246,388
Targa Resources Corp.	3,390	175,161
TC PipeLines LP4	4,842	148,891
TOTAL SA	4,012	235,461
Valero Energy Partners LP4	5,371	225,475
Western Gas Partners LP4	1,502	59,419
Williams Cos., Inc. (The)	12,713	309,307
		4,104,831

Financials—6.9%
Capital Markets—1.1%
China International Capital Corp. Ltd., Cl. H3	10,400	17,145
Credit Suisse Group AG1	7,235	94,293
E*TRADE Financial Corp.	242	11,960
Goldman Sachs Group, Inc. (The)	680	153,252
KKR & Co., Inc., Cl. A	894	21,143
MSCI, Inc., Cl. A	293	44,061
Raymond James Financial, Inc.	220	16,872
S&P Global, Inc.	1,470	268,010
UBS Group AG1	9,465	132,069
		758,805

Commercial Banks—2.0%
Akbank TAS	7,868	9,357
Banco Bilbao Vizcaya Argentaria SA	7,145	39,442
Banco de Chile	49,894	6,911
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Cl. B	12,555	15,656
Bank Central Asia Tbk PT	15,200	23,668
BDO Unibank, Inc.	2,110	4,825
BNP Paribas SA	1,200	62,573
Citigroup, Inc.	3,500	229,110
Commercial International Bank Egypt SAE	4,267	19,118
Credicorp Ltd.	220	49,656
FirstRand Ltd.	16,649	72,375
Grupo Aval Acciones y Valores SA, ADR	3,400	23,902
Grupo Financiero Inbursa SAB de CV, Cl. O	26,452	34,287
HSBC Holdings plc	10,756	88,611
ICICI Bank Ltd., Sponsored ADR	26,691	253,298
Itau Unibanco Holding SA, ADR	2,010	26,472
Kotak Mahindra Bank Ltd.	8,718	131,960
Lloyds Banking Group plc	120,640	88,198
Sberbank of Russia PJSC	11,945	34,472
Siam Commercial Bank PCL (The)	5,900	24,528
Societe Generale SA	2,380	87,424
SVB Financial Group[1]	160	37,957
		1,363,800

18      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Consumer Finance—0.0%
Cholamandalam Investment & Finance Co. Ltd.	842	$14,520

Diversified Financial Services—0.7%
Ayala Corp.	920	15,810
B3 SA-Brasil Bolsa Balcao	12,100	86,292
Grupo de Inversiones Suramericana SA	483	4,711
Hong Kong Exchanges & Clearing Ltd.	2,754	73,437
ING Groep NV	8,312	98,339
ORIX Corp.	8,800	143,061
		421,650

Insurance—2.4%
AIA Group Ltd.	16,600	126,260
Allianz SE	854	178,329
Arthur J. Gallagher & Co.	381	28,198
Aspen Insurance Holdings Ltd.	5,835	244,370
Dai-ichi Life Holdings, Inc.	3,700	69,655
Japan Post Insurance Co. Ltd.	2,800	66,634
Legal & General Group plc	18,449	59,256
Navigators Group, Inc. (The)	3,520	243,408
Progressive Corp. (The)	780	54,366
Prudential plc	20,961	420,478
Samsung Life Insurance Co. Ltd.	852	68,978
Standard Life Aberdeen plc	14,988	51,771
		1,611,703

Real Estate Investment Trusts (REITs)—0.1%
InfraREIT, Inc.	570	11,981
Unibail-Rodamco-Westfield	334	60,582
		72,563

Real Estate Management & Development—0.4%
Ayala Land, Inc.	38,300	28,425
CBRE Group, Inc., Cl. A1	621	25,020
DLF Ltd.	76,036	170,318
Emaar Properties PJSC	15,333	21,322
Oberoi Realty Ltd.	181	1,037
SM Prime Holdings, Inc.	55,000	34,734
		280,856

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	6,235	149,485

Health Care—5.7%
Biotechnology—1.5%
ACADIA Pharmaceuticals, Inc.[1]	1,830	35,648
AnaptysBio, Inc.[1]	540	40,349
Biocon Ltd.	3,210	28,611
Biogen, Inc.[1]	300	91,281

19      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Biotechnology (Continued)
Bluebird Bio, Inc.[1]	410	$47,027
Blueprint Medicines Corp.[1]	820	49,831
Circassia Pharmaceuticals plc[1]	16,240	11,621
CSL Ltd.	672	90,125
Gilead Sciences, Inc.	1,110	75,680
GlycoMimetics, Inc.[1]	2,207	27,764
Grifols SA	3,561	101,572
Incyte Corp.[1]	870	56,393
Innovent Biologics, Inc.[1,3]	1,500	3,171
Ionis Pharmaceuticals, Inc.[1]	1,030	51,037
Loxo Oncology, Inc.[1]	460	70,224
MacroGenics, Inc.[1]	2,170	35,718
Mirati Therapeutics, Inc.[1]	417	15,583
Neurocrine Biosciences, Inc.[1]	232	24,859
Sage Therapeutics, Inc.[1]	710	91,363
Sarepta Therapeutics, Inc.[1]	94	12,573
Shire plc	880	52,636
uniQure NV1	710	18,268
Wuxi Biologics Cayman, Inc.[1,3]	2,500	17,908
		1,049,242

Health Care Equipment & Supplies—1.4%
ABIOMED, Inc.[1]	61	20,813
Align Technology, Inc.[1]	88	19,466
Cooper Cos., Inc. (The)	137	35,388
DexCom, Inc.[1]	193	25,625
Edwards Lifesciences Corp.[1]	181	26,716
EssilorLuxottica SA	415	56,736
Hoya Corp.	1,900	107,606
ICU Medical, Inc.[1]	126	32,096
IDEXX Laboratories, Inc.[1]	205	43,485
Insulet Corp.[1]	412	36,342
K2M Group Holdings, Inc.[1]	9,150	250,527
Siemens Healthineers AG1,3	1,576	65,302
Sonova Holding AG	351	57,250
West Pharmaceutical Services, Inc.	127	13,452
William Demant Holding AS1	1,737	57,096
Zimmer Biomet Holdings, Inc.	630	71,562
		919,462

Health Care Providers & Services—1.2%
Anthem, Inc.	970	267,303
Apollo Hospitals Enterprise Ltd.	925	14,301
Centene Corp.[1]	690	89,921
Encompass Health Corp.	230	15,479
LifePoint Health, Inc.[1]	3,865	250,684
Mediclinic International plc	2,740	13,177
Sinopharm Group Co. Ltd., Cl. H	20,200	97,854

20      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Health Care Providers & Services (Continued)
WellCare Health Plans, Inc.[1]	236	$65,134
		813,853

Health Care Technology—0.0%
Ping An Healthcare & Technology Co. Ltd.[1,3]	315	1,516

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	2,419	156,727
Bio-Rad Laboratories, Inc., Cl. A1	127	34,652
ICON plc[1]	298	41,148
IQVIA Holdings, Inc.[1]	139	17,087
Lonza Group AG1	348	109,120
Samsung Biologics Co. Ltd.[1,3]	134	45,850
		404,584

Pharmaceuticals—1.0%
Bayer AG	2,412	185,184
Dong-E-E-Jiao Co. Ltd., Cl. A	3,299	18,542
Endocyte, Inc.[1]	9,720	229,878
Hutchison China MediTech Ltd., ADR[1]	480	15,730
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	7,465	65,797
Novo Nordisk AS, Cl. B	2,224	96,054
Roche Holding AG	298	72,309
		683,494

Industrials—7.9%
Aerospace & Defense—1.5%
Airbus SE	6,095	671,771
Esterline Technologies Corp.[1]	1,941	227,796
HEICO Corp.	202	16,934
Rolls-Royce Holdings plc[1]	8,300	88,907
Textron, Inc.	508	27,244
		1,032,652

Air Freight & Couriers—0.3%
BEST, Inc., ADR[1]	555	3,491
United Parcel Service, Inc., Cl. B	1,090	116,129
XPO Logistics, Inc.[1]	476	42,545
ZTO Express Cayman, Inc., ADR	2,939	47,670
		209,835

Airlines—0.1%
International Consolidated Airlines Group SA	10,710	82,525

Building Products—0.5%
Assa Abloy AB, Cl. B	6,002	119,648
SMC Corp.	200	63,618

21      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Building Products (Continued)
USG Corp.	3,503	$147,897
		331,163

Commercial Services & Supplies—0.5%
Cintas Corp.	243	44,194
Copart, Inc.[1]	707	34,579
Edenred	2,315	87,720
Prosegur Cash SA3	14,367	28,437
Prosegur Cia de Seguridad SA	9,115	50,648
Rentokil Initial plc	7,635	30,822
Waste Connections, Inc.	872	66,656
		343,056

Construction & Engineering—0.2%
Boskalis Westminster	2,978	85,865
FLSmidth & Co. AS	1,080	56,709
		142,574

Electrical Equipment—0.8%
Legrand SA	1,149	75,103
Melrose Industries plc	16,022	34,478
Mitsubishi Electric Corp.	9,200	116,356
Nidec Corp.	2,460	318,381
		544,318

Industrial Conglomerates—0.8%
3M Co.	740	140,792
Jardine Strategic Holdings Ltd.	1,504	50,474
Roper Technologies, Inc.	198	56,014
Seibu Holdings, Inc.	7,300	132,033
Siemens AG	916	105,552
SM Investments Corp.	3,290	55,428
		540,293

Machinery—1.2%
Aalberts Industries NV	1,357	49,850
American Railcar Industries, Inc.	3,266	228,326
Atlas Copco AB, Cl. A	2,267	56,041
Epiroc AB, Cl. A1	4,494	39,417
FANUC Corp.	600	104,273
IDEX Corp.	406	51,489
Komatsu Ltd.	2,500	64,825
Kubota Corp.	4,900	77,025
Minebea Mitsumi, Inc.	3,500	53,215
VAT Group AG1,3	660	66,155
Weir Group plc (The)	2,113	42,801
		833,417

22      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Professional Services—1.3%
Bureau Veritas SA	2,932	$66,248
CoStar Group, Inc.[1]	158	57,104
Dun & Bradstreet Corp. (The)	1,726	245,575
Equifax, Inc.	800	81,152
IHS Markit Ltd.[1]	774	40,658
Intertek Group plc	700	41,909
Recruit Holdings Co. Ltd.	9,800	262,651
TransUnion	892	58,649
		853,946

Trading Companies & Distributors—0.6%
Brenntag AG	1,783	93,223
Bunzl plc	3,717	109,707
Ferguson plc	654	44,128
ITOCHU Corp.	5,400	99,876
SiteOne Landscape Supply, Inc.[1]	248	16,874
United Rentals, Inc.[1]	120	14,408
		378,216

Transportation Infrastructure—0.1%
DP World Ltd.	2,728	49,113
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	1,601	26,611
		75,724

Information Technology—10.4%
Communications Equipment—0.3%
Nokia OYJ	19,474	109,755
Palo Alto Networks, Inc.[1]	177	32,398
Xero Ltd.[1]	1,667	47,604
		189,757

Electronic Equipment, Instruments, & Components—2.0%
CDW Corp.	575	51,756
Electro Scientific Industries, Inc.1	7,412	214,948
FLIR Systems, Inc.	682	31,583
Hitachi Ltd.	2,200	67,191
Keyence Corp.	455	221,678
Keysight Technologies, Inc.[1]	359	20,492
Murata Manufacturing Co. Ltd.	2,300	356,891
Omron Corp.	1,900	76,755
Samsung Electro-Mechanics Co. Ltd.	690	72,038
Sunny Optical Technology Group Co. Ltd.	2,200	19,252
TDK Corp.	2,600	222,845
		1,355,429

Internet Software & Services—0.8%
Kakao Corp.	161	12,899
NAVER Corp.	420	42,387
Scout24 AG3	1,822	75,646

23      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Internet Software & Services (Continued)
Tencent Holdings Ltd.	6,500	$220,318
United Internet AG	1,310	54,303
Yahoo Japan Corp.	11,800	36,999
Yandex NV, Cl. A1	2,100	63,273
		505,825

IT Services—1.1%
Amadeus IT Group SA	849	68,457
Atos SE	1,240	106,142
Booz Allen Hamilton Holding Corp., Cl. A	482	23,878
Broadridge Financial Solutions, Inc.	295	34,497
DXC Technology Co.	366	26,656
Earthport plc[1]	54,490	5,338
EPAM Systems, Inc.[1]	370	44,204
Fiserv, Inc.[1]	490	38,857
Global Payments, Inc.	439	50,147
PayPal Holdings, Inc.[1]	2,100	176,799
Tata Consultancy Services Ltd.	1,883	49,432
Total System Services, Inc.	769	70,095
Twilio, Inc., Cl. A1	209	15,721
WEX, Inc.[1]	230	40,471
		750,694

Semiconductors & Semiconductor Equipment—2.2%
Advanced Micro Devices, Inc.[1]	281	5,117
ams AG	1,440	56,032
ASML Holding NV	625	106,872
Infineon Technologies AG	10,915	218,815
Integrated Device Technology, Inc.[1]	5,020	234,986
Maxim Integrated Products, Inc.	3,960	198,079
Monolithic Power Systems, Inc.	292	34,491
Renesas Electronics Corp.[1]	19,000	100,099
Rohm Co. Ltd.	700	49,754
STMicroelectronics NV2	5,800	88,182
STMicroelectronics NV2	2,890	44,015
Taiwan Semiconductor Manufacturing Co. Ltd.	34,000	252,608
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	2,433	92,697
Xilinx, Inc.	225	19,208
		1,500,955

Software—3.8%
Adobe, Inc.[1]	1,150	282,624
Atlassian Corp. plc, Cl. A1	554	42,054
CA, Inc.	3,343	148,296
Capcom Co. Ltd.	2,700	56,388
Dassault Systemes SE	380	47,517
Fair Isaac Corp.[1]	133	25,630
Imperva, Inc.[1]	4,267	236,179
Intuit, Inc.	1,290	272,190

24      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Software (Continued)
Nintendo Co. Ltd.	1,000	$310,003
PTC, Inc.[1]	374	30,821
RealPage, Inc.[1]	569	30,157
Red Hat, Inc.[1]	1,179	202,364
RingCentral, Inc., Cl. A1	481	37,388
SAP SE	5,150	551,926
ServiceNow, Inc.[1]	292	52,864
Splunk, Inc.[1]	273	27,256
Synopsys, Inc.[1]	494	44,228
Temenos AG1	850	116,125
Ultimate Software Group, Inc. (The)[1]	59	15,731
Zendesk, Inc.[1]	487	26,770
		2,556,511

Technology Hardware, Storage & Peripherals—0.2%
Samsung Electronics Co. Ltd.	3,484	130,300

Materials—2.0%
Chemicals—0.8%
Air Liquide SA	1,577	191,027
Akzo Nobel NV	1,334	112,195
Ashland Global Holdings, Inc.	216	15,980
Celanese Corp., Cl. A	214	20,745
Essentra plc	265	1,293
Ingevity Corp.[1]	185	16,850
Novozymes AS, Cl. B	1,097	54,185
Sika AG	571	73,213
Westlake Chemical Partners LP4	3,030	70,145
		555,633

Construction Materials—0.1%
Dalmia Bharat Ltd.[1]	183	5,209
Indocement Tunggal Prakarsa Tbk PT	15,000	17,033
James Hardie Industries plc	2,732	36,394
UltraTech Cement Ltd.	465	22,009
		80,645

Containers & Packaging—0.2%
Avery Dennison Corp.	319	28,940
CCL Industries, Inc., Cl. B	1,805	75,932
		104,872

Metals & Mining—0.9%
Agnico Eagle Mines Ltd.	1,970	69,659
Anglo American plc	5,071	108,451
Glencore plc[1]	46,970	191,187
Grupo Mexico SAB de CV	21,069	48,614
Korea Zinc Co. Ltd.	64	21,364
Polyus PJSC, GDR[3]	300	9,194

25      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Metals & Mining (Continued)
Vale SA, Cl. B, Sponsored ADR	3,340	$50,434
Wheaton Precious Metals Corp.	6,646	109,194
		608,097

Telecommunication Services—1.0%
Diversified Telecommunication Services—0.5%
Nippon Telegraph & Telephone Corp.	5,200	218,383
Spark New Zealand Ltd.	50,339	130,023
		348,406

Wireless Telecommunication Services—0.5%
Rogers Communications, Inc., Cl. B	1,601	82,443
SK Telecom Co. Ltd.	777	182,636
SoftBank Group Corp.	400	32,430
		297,509
Total Common Stocks (Cost $37,865,546)		37,729,052

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $3,256)	32,510	3,377

	Principal Amount
U.S. Government Obligations—4.7%
United States Treasury Bonds, 2.875%, 8/15/45[5]	$2,459,000	2,236,201
United States Treasury Nts., 2.75%, 2/15/28[5]	955,000	925,007
Total U.S. Government Obligations (Cost $3,315,343)		3,161,208

	Counter- party	Exercise	Expiration	Notional Amount (000’s)	Contracts (000’s)
		Price	Date
Over-the-Counter Options Purchased—0.1%
EUR Currency Put[1,8]	BOA	JPY127.500	11/7/18	EUR 200,000	EUR 11,000	34,929
GBP Currency Put[1,9]	BOA	JPY145.000	11/13/18	GBP 70,000	GBP 3,850	30,786
TRY Currency Call[1]	CITNA-B	TRY4.700	11/28/18	TRY 94,000	TRY 1,200	170
ZAR Currency Put[1,10]	BOA	ZAR14.600	11/21/18	ZAR 1,460,000	ZAR 80,300	34,609
Total Over-the-Counter Options Purchased (Cost $63,691)						100,494

	Principal Amount
Short-Term Note—0.4%
United States Treasury Bills, 2.182%, 12/27/18[6] (Cost $249,156)	250,000	249,144

	Shares
Investment Companies—36.2%
Oppenheimer Fundamental Alternatives Fund, Cl. I7	357,038	10,072,033
Oppenheimer Master Event-Linked Bond Fund, LLC[7]	423,283	6,662,749

26      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Investment Companies (Continued)
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund[7]	280,058	$7,729,601
Total Investment Companies (Cost $24,321,077)		24,464,383

Total Investments, at Value (Cost $65,818,069)	97.3%	65,707,658
Net Other Assets (Liabilities)	2.7	1,830,400

Net Assets	100.0%	$67,538,058

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $446,303 or 0.66% of the Fund’s net assets at period end.

4. Security is a Master Limited Partnership.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,015,693. See Note 6 of the accompanying Notes.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares October 31, 2018
Investment Company
Oppenheimer Fundamental Alternatives Fund, Cl. I	175,626	259,555	78,143	357,038
Oppenheimer Global High Yield Fund, Cl. I	319,923	10,744	330,667	—
Oppenheimer Global Multi Strategies Fund, Cl. I	167,965	49,589	217,554	—
Oppenheimer Institutional Government Money Market Fund, Cl. E	3,085,963	50,664,187	53,750,150	—
Oppenheimer Master Event-Linked Bond Fund, LLC	—	453,142	29,859	423,283
Oppenheimer Master Loan Fund, LLC	96,613	—	96,613	—
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	—	417,798	137,740	280,058
Oppenheimer Senior Floating Rate Fund, Cl. I	284,864	—	284,864	—

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Fundamental Alternatives Fund, Cl. I	$10,072,033	$206,677	$7,978	$114,950
Oppenheimer Global High Yield Fund, Cl. I	—	108,298	(23,880)	(79,524)

27      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Oppenheimer Global Multi Strategies Fund, Cl. I	$—	$153,428		$(124,884)		$(54,543)
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	39,839		—		—
Oppenheimer Master Event-Linked Bond Fund, LLC	6,662,749	224,715	[a]	(36,825)	[a]	(92,892) [a]
Oppenheimer Master Loan Fund, LLC	—	5,710	[b]	15,976	[b]	(26,069) [b]
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	7,729,601	15,607		33,176		73,665
Oppenheimer Senior Floating Rate Fund, Cl. I	—	3,898		56,975		(68,369)

Total	$24,464,383	$758,172		$(71,484)		$(132,782)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

8. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 124 JPY per 1 EUR.

9. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 139.5 JPY per 1 GBP.

10. Knock-out option becomes ineligible for exercise if at any time spot rates are greater than or equal to 15.4 ZAR per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$43,138,981	65.6%
Japan	4,196,828	6.4
France	3,279,062	5.0
United Kingdom	2,593,408	3.9
Germany	2,100,203	3.2
China	1,884,910	2.9
Switzerland	1,253,048	1.9
India	975,863	1.5
South Korea	779,307	1.2
Canada	654,144	1.0
Netherlands	534,925	0.8
Spain	503,923	0.8
Hong Kong	432,645	0.7
Taiwan	345,305	0.5
Russia	327,912	0.5
South Africa	289,757	0.4
Brazil	276,007	0.4

28      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Sweden	$269,653	0.4%
Denmark	264,044	0.4
Mexico	231,152	0.3
New Zealand	177,627	0.3
Philippines	166,382	0.3
Australia	132,179	0.2
Finland	109,754	0.2
Luxembourg	109,322	0.2
Ireland	89,030	0.1
Thailand	79,168	0.1
Italy	72,728	0.1
United Arab Emirates	70,435	0.1
Austria	56,032	0.1
Peru	49,656	0.1
Indonesia	40,702	0.1
Turkey	36,577	0.1
Chile	36,058	0.1
Eurozone	34,929	0.1
Malaysia	31,094	0.0
Argentina	30,827	0.0
Colombia	28,613	0.0
Egypt	19,118	0.0
Vietnam	6,350	0.0

Total	$65,707,658	100.0%

Forward Currency Exchange Contracts as of October 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	04/2019	BRL	70	USD	16	$2,120	$—
BAC	01/2019	CHF	1,760	USD	1,856	—	93,911
BAC	01/2019	MYR	635	USD	154	—	1,947
BAC	01/2019	THB	5,000	USD	155	—	3,409
BAC	01/2019	TRY	880	USD	137	13,329	—
BAC	01/2019	USD	35	ARS	1,470	—	1,922
BAC	01/2019	USD	117	CLP	78,000	5,096	—
BOA	11/2018	BRL	2,060	USD	515	38,625	—
BOA	02/2019	EUR	60	USD	69	—	592
BOA	11/2018	JPY	73,000	USD	654	—	6,205
BOA	11/2018	USD	554	BRL	2,060	795	—
BOA	01/2019	USD	93	HKD	730	—	37
BOA	01/2019	USD	459	IDR	6,940,000	9,272	—
BOA	01/2019	USD	300	INR	22,000	5,651	—
BOA	11/2018	USD	662	JPY	73,000	14,823	—
BOA	01/2019	USD	87	ZAR	1,260	2,827	—
CITNA-B	01/2019	AUD	1,904	USD	1,387	—	37,134
CITNA-B	11/2018 - 12/2018	BRL	2,380	USD	640	—	1,087
CITNA-B	01/2019	CAD	1,855	USD	1,439	—	27,743
CITNA-B	01/2019	COP	42,000	USD	14	—	916
CITNA-B	01/2019	DKK	1,370	USD	217	—	7,244
CITNA-B	01/2019	EUR	370	USD	439	—	16,551

29      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	01/2019	GBP	1,260	USD	1,657	$—	$39,665
CITNA-B	01/2019	HUF	6,000	USD	22	—	864
CITNA-B	01/2019	NOK	1,390	USD	171	—	5,723
CITNA-B	01/2019	PLN	390	USD	107	—	4,834
CITNA-B	01/2019	SEK	2,710	USD	311	—	12,962
CITNA-B	11/2018 - 04/2019	USD	449	BRL	1,750	1,410	22,125
CITNA-B	01/2019	USD	65	CAD	85	182	—
CITNA-B	01/2019	USD	1,056	CHF	1,020	34,398	—
CITNA-B	01/2019	USD	77	DKK	485	2,910	—
CITNA-B	01/2019	USD	135	GBP	105	—	238
CITNA-B	01/2019	USD	127	TRY	850	—	18,129
DEU	01/2019	EUR	310	USD	367	—	13,766
DEU	01/2019	JPY	36,000	USD	322	—	227
DEU	01/2019	USD	493	CAD	635	9,481	—
DEU	01/2019	USD	1,897	EUR	1,600	71,051	—
DEU	01/2019	USD	491	JPY	55,000	—	18
GSCO-OT	01/2019	CLP	146,000	USD	221	—	11,427
GSCO-OT	01/2019	INR	11,000	USD	149	—	2,429
GSCO-OT	06/2019	USD	163	RUB	10,510	7,186	—
HSBC	01/2019	CNH	2,220	USD	322	—	5,396
HSBC	01/2019	HKD	1,410	USD	181	—	504
HSBC	01/2019	ILS	470	USD	133	—	5,538
HSBC	01/2019	JPY	160,000	USD	1,434	—	6,200
HSBC	01/2019	KRW	180,000	USD	162	—	3,794
HSBC	01/2019	MXN	600	USD	31	—	2,193
HSBC	01/2019	USD	97	CAD	125	1,719	—
HSBC	01/2019	USD	203	CNH	1,420	62	—
HSBC	02/2019	USD	69	EUR	60	861	—
HSBC	01/2019	USD	231	GBP	175	6,461	—
HSBC	01/2019	USD	53	NZD	80	1,177	—
HSBC	01/2019	USD	128	PHP	7,000	—	2,772
HSBC	01/2019	USD	79	RON	315	2,845	—
JPM	11/2018 - 12/2018	BRL	550	USD	143	5,108	147
JPM	01/2019	CAD	635	USD	491	—	8,290
JPM	01/2019	EUR	1,600	USD	1,900	—	74,497
JPM	01/2019	IDR	10,531,000	USD	691	1,540	9,515
JPM	01/2019 - 06/2019	RUB	12,410	USD	179	4,922	—
JPM	01/2019	SGD	390	USD	286	—	4,345
JPM	01/2019	TWD	18,000	USD	593	—	8,426
JPM	11/2018 - 12/2018	USD	142	BRL	550	—	6,083
JPM	01/2019	USD	1,405	EUR	1,195	41,199	157
JPM	01/2019	USD	118	KRW	135,000	—	154
JPM	01/2019	USD	76	PEN	250	1,605	—
JPM	01/2019	ZAR	6,600	USD	464	—	20,531

Total Unrealized Appreciation and Depreciation						$286,655	$489,647

30      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Futures Contracts as of October 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Canadian Bonds, 10 yr.	Buy	12/18/18	15	CAD 1,523	$1,505,754	$(17,722)
Euro-BUND	Buy	12/6/18	39	EUR 7,083	7,079,221	(3,340)
Japanese Bonds, 10 yr.	Buy	12/13/18	4	JPY 5,325	5,339,833	14,526
Long Gilt	Buy	12/27/18	17	GBP 2,658	2,659,896	2,370
MSCI Emerging Market Index	Sell	12/21/18	12	USD 615	574,020	41,187
S&P 500 E-Mini Index	Buy	12/21/18	128	USD 17,387	17,350,400	(36,788)
S&P/TSX 60 Index	Buy	12/20/18	7	CAD 1,010	950,951	(59,054)
SPI 200 Index	Buy	12/20/18	12	AUD 1,311	1,231,756	(79,687)
Stoxx Europe 600 Index	Sell	12/21/18	284	EUR 6,137	5,799,757	337,126
United States Treasury Long Bonds	Buy	12/19/18	10	USD 1,383	1,381,250	(2,111)
United States Treasury Nts., 10 yr.	Buy	12/19/18	7	USD 832	829,063	(3,137)
United States Treasury Nts., 5 yr.	Buy	12/31/18	57	USD 6,452	6,405,820	(46,652)
United States Ultra Bonds	Sell	12/19/18	7	USD 1,075	1,044,531	30,394

						$177,112

Over-the-Counter Options Written at October 31, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		TRY		GBP

GBP Currency Call	JPM	1.280	11/2/18	(350)	GBP 4,595	$2,311	$ (1,402)
		TRY		GBP

GBP Currency Put	JPM	1.280	11/2/18	(350)	GBP 4,595	2,262	(1,958)
		USD		TRY

TRY Currency Call	CITNA-B	4.400	11/28/18	(1,700)	TRY 132,000	2,746	(204)

Total Over-the-Counter Options Written						$7,319	$ (3,564)

Centrally Cleared Credit Default Swaps at October 31, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.30	Buy	5.000%	6/20/23	USD 3,800	$279,031	$ (253,498)	$25,533
CDX.IG.31	Buy	1.000	12/20/23	USD 3,800	69,827	(61,406)	8,421

Total Centrally Cleared Credit Default Swaps					$348,858	$ (314,904)	$33,954

31      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Total Return Swaps at October 31, 2018
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
iShares J.P. Morgan			One-Month USD
USD Emerging			BBA LIBOR plus
Markets Bond	JPM	Receive	35 basis points	3/29/19	USD 5,737	$ (43,283)	$ (43,283)
Russell 1000			One-Month USD
Growth Total			BBA LIBOR Plus
Return Index	JPM	Pay	51 bps	4/16/19	USD 2,363	19,793	19,793
Russell Midcap			One-Month USD
Growth Total			BBA LIBOR Plus
Return Index	JPM	Pay	43 bps	4/16/19	USD 3,148	(2,097)	(2,097)

Total Over-the-Counter Total Return Swaps						$ (25,587)	$ (25,587)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit

32      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)

NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions

BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BUND	German Federal Obligation
CDX.HY.30	Markit CDX High Yield Index
CDX.IG.31	Markit CDX Investment Grade Index
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
TSX 60	60 largest companies on the Toronto Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

33      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDTED STATEMENT OF

ASSETS AND LIABILITIES October 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $41,496,992)	$41,243,275
Affiliated companies (cost $24,321,077)	24,464,383

65,707,658
Cash	112,562
Cash—foreign currencies (cost $2,333)	6,722
Cash used for collateral on futures	877,000
Cash used for collateral on centrally cleared swaps	450,498
Unrealized appreciation on forward currency exchange contracts	286,655
Swaps, at value	19,793
Receivables and other assets:
Investments sold	1,129,712
Variation margin receivable	187,055
Interest and dividends	141,081
Shares of beneficial interest sold	35,815
Other	41,930

Total assets	68,996,481

Liabilities
Unrealized depreciation on forward currency exchange contracts	489,647
Options written, at value (premiums received $7,319)	3,564
Swaps, at value	45,380
Centrally cleared swaps, at value (premiums received $348,858)	314,904
Payables and other liabilities:
Investments purchased	353,682
Variation margin payable	146,619
Distribution and service plan fees	14,591
Shareholder communications	7,880
Foreign capital gains tax	1,620
Trustees’ compensation	751
Shares of beneficial interest redeemed	177
Other	79,608

Total liabilities	1,458,423
Net Assets	$67,538,058

Composition of Net Assets
Par value of shares of beneficial interest	$6,397
Additional paid-in capital	65,713,700
Total distributable earnings	1,817,961

Net Assets	$67,538,058

34       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $60,915,694 and 5,765,206 shares of beneficial interest outstanding)	$10.57

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.21
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,649,188 and 350,052 shares of beneficial interest outstanding)	$10.42
Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,593 and 1,000 shares of beneficial interest outstanding)	$10.59
Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,512,744 and 238,760 shares of beneficial interest outstanding)	$10.52
Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $449,839 and 42,443 shares of beneficial interest outstanding)	$10.60

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended October 31, 2018

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$223,797
Dividends	918
Net expenses	(13,552)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	211,163
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	5,634
Dividends	76
Net expenses	(246)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	5,464

Total allocation of net investment income from master funds	216,627
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $46,806)	815,323
Affiliated companies	527,747
Interest (net of foreign withholding taxes of $5,151)	353,762

Total investment income	1,696,832
Expenses
Management fees	547,320
Distribution and service plan fees:
Class A	19,632
Class C	34,564
Class R	14,433
Transfer and shareholder servicing agent fees:
Class A	131,337
Class C	6,851
Class I	4
Class R	5,771
Class Y	792
Shareholder communications:
Class A	19,279
Class C	6,408
Class R	6,286
Class Y	744
Legal, auditing and other professional fees	161,752
Registration fees	86,126
Custodian fees and expenses	54,023
Trustees’ compensation	1,000
Borrowing fees	533
Other	32,275

Total expenses	1,129,130
Less waivers and reimbursements of expenses	(259,235)

Net expenses	869,895
Net Investment Income	1,043,564

36       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $4,258)	$3,364,847
Affiliated companies	(50,635)
Option contracts written	77,497
Futures contracts	493,405
Foreign currency transactions	(42,499)
Forward currency exchange contracts	(1,434,614)
Swap contracts	(522,235)
Affiliated swap contracts	(137,254)
Swaption contracts written	1,859
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(36,825)
Oppenheimer Master Loan Fund, LLC	15,976
Net realized gain	1,729,522
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	(7,828,768)
Affiliated companies	(13,821)
Translation of assets and liabilities denominated in foreign currencies	(121)
Forward currency exchange contracts	258,215
Futures contracts	(373,377)
Option contracts written	3,530
Swap contracts	(18,948)
Affiliated swap contracts	7,834
Net change in unrealized appreciation/(depreciation) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(92,892)
Oppenheimer Master Loan Fund, LLC	(26,069)
Net change in unrealized appreciation/(depreciation)	(8,084,417)

Net Decrease in Net Assets Resulting from Operations	$(5,311,331)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017[1]
Operations
Net investment income	$1,043,564	$846,399
Net realized gain	1,729,522	2,662,511
Net change in unrealized appreciation/(depreciation)	(8,084,417)	5,583,161

Net increase (decrease) in net assets resulting from operations	(5,311,331)	9,092,071

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(1,450,006)	(2,538,513)
Class C	(34,914)	(24,896)
Class I	(287)	(518)
Class R	(53,409)	(75,468)
Class Y	(6,002)	(5,577)

Total dividends and distributions declared	(1,544,618)	(2,644,972)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	2,729,359	4,671,912
Class C	2,343,816	1,060,445
Class I	—	—
Class R	254,146	1,092,156
Class Y	226,217	163,830

Total beneficial interest transactions	5,553,538	6,988,343

Net Assets
Total increase (decrease)	(1,302,411)	13,435,442
Beginning of period	68,840,469	55,405,027

End of period	$67,538,058	$68,840,469

1. Prior period amounts have been conformed to current year presentation. See Notes to Consolidated Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Consolidated Financial Statements.

38       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$11.62	$10.49	$10.30	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.17	0.15	0.14	0.02
Net realized and unrealized gain (loss)	(0.96)	1.48	0.14	0.28

Total from investment operations	(0.79)	1.63	0.28	0.30
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.50)	(0.09)	0.00
Distributions from net realized gain	(0.21)	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.26)	(0.50)	(0.09)	0.00
Net asset value, end of period	$10.57	$11.62	$10.49	$10.30

Total Return, at Net Asset Value[5]	(6.98)%	16.26%	2.73%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,916	$64,323	$53,579	$51,525
Average net assets (in thousands)	$65,968	$57,577	$50,502	$49,048
Ratios to average net assets:[6]
Net investment income	1.48%[7]	1.41%[7]	1.38%[7]	1.07%
Expenses excluding specific expenses listed below	1.49%[7]	1.47%[7]	1.42%[7]	1.61%
Interest and fees from borrowings	0.00%[8]	0.00%	0.00%	0.00%

Total expenses[9]	1.49%[7]	1.47%[7]	1.42%[7]	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%[7]	1.10%[7]	1.10%[7]	1.05%
Portfolio turnover rate	126%	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.66%
Year Ended October 31, 2017	1.62%
Year Ended October 31, 2016	1.53%
Period Ended October 30, 2015	1.72%

See accompanying Notes to Consolidated Financial Statements.

39       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$11.50	$10.41	$10.29	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.08	0.07	0.04	0.01
Net realized and unrealized gain (loss)	(0.95)	1.47	0.15	0.28

Total from investment operations	(0.87)	1.54	0.19	0.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.45)	(0.07)	0.00
Distributions from net realized gain	(0.21)	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.21)	(0.45)	(0.07)	0.00
Net asset value, end of period	$10.42	$11.50	$10.41	$10.29

Total Return, at Net Asset Value[5]	(7.72)%	15.42%	1.88%	2.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,649	$1,701	$522	$45
Average net assets (in thousands)	$3,483	$997	$308	$28
Ratios to average net assets:[6]
Net investment income	0.73%[7]	0.67%[7]	0.36%[7]	0.42%
Expenses excluding specific expenses listed below	2.62%[7]	2.98%[7]	3.05%[7]	2.34%
Interest and fees from borrowings	0.00%[8]	0.00%	0.00%	0.00%

Total expenses[9]	2.62%[7]	2.98%[7]	3.05%[7]	2.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%[7]	1.85%[7]	1.85%[7]	1.81%
Portfolio turnover rate	126%	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	2.79%
Year Ended October 31, 2017	3.13%
Year Ended October 31, 2016	3.16%
Period Ended October 30, 2015	2.45%

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class I	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$11.65	$10.51	$10.31	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.20	0.18	0.16	0.02
Net realized and unrealized gain (loss)	(0.97)	1.48	0.13	0.29

Total from investment operations	(0.77)	1.66	0.29	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.52)	(0.09)	0.00
Distributions from net realized gain	(0.21)	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.29)	(0.52)	(0.09)	0.00
Net asset value, end of period	$10.59	$11.65	$10.51	$10.31

Total Return, at Net Asset Value[5]	(6.84)%	16.60%	2.91%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$12	$11	$10
Average net assets (in thousands)	$12	$11	$10	$10
Ratios to average net assets:[6]
Net investment income	1.74%[7]	1.66%[7]	1.61%[7]	1.27%
Expenses excluding specific expenses listed below	1.24%[7]	1.21%[7]	1.19%[7]	1.30%
Interest and fees from borrowings	0.00%[8]	0.00%	0.00%	0.00%

Total expenses[9]	1.24%[7]	1.21%[7]	1.19%[7]	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%[7]	0.85%[7]	0.85%[7]	0.84%
Portfolio turnover rate	126%	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.41%
Year Ended October 31, 2017	1.36%
Year Ended October 31, 2016	1.30%
Period Ended October 30, 2015	1.41%

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$11.58	$10.47	$10.30	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.14	0.13	0.04	0.01
Net realized and unrealized gain (loss)	(0.96)	1.47	0.21	0.29

Total from investment operations	(0.82)	1.60	0.25	0.30
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.49)	(0.08)	0.00
Distributions from net realized gain	(0.21)	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.24)	(0.49)	(0.08)	0.00
Net asset value, end of period	$10.52	$11.58	$10.47	$10.30

Total Return, at Net Asset Value[5]	(7.29)%	16.03%	2.43%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,513	$2,533	$1,204	$10
Average net assets (in thousands)	$2,904	$1,995	$226	$10
Ratios to average net assets:[6]
Net investment income	1.23%[7]	1.17%[7]	0.43%[7]	0.77%
Expenses excluding specific expenses listed below	2.15%[7]	2.57%[7]	2.07%[7]	1.48%
Interest and fees from borrowings	0.00%[8]	0.00%	0.00%	0.00%

Total expenses[9]	2.15%[7]	2.57%[7]	2.07%[7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%[7]	1.35%[7]	1.33%[7]	1.33%
Portfolio turnover rate	126%	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	2.32%
Year Ended October 31, 2017	2.72%
Year Ended October 31, 2016	2.18%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class Y	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$11.65	$10.51	$10.31	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.19	0.17	0.12	0.02
Net realized and unrealized gain (loss)	(0.97)	1.47	0.17	0.29

Total from investment operations	(0.78)	1.64	0.29	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.50)	(0.09)	0.00
Distributions from net realized gain	(0.21)	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.27)	(0.50)	(0.09)	0.00
Net asset value, end of period	$10.60	$11.65	$10.51	$10.31

Total Return, at Net Asset Value[5]	(6.86)%	16.41%	2.86%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$450	$271	$89	$10
Average net assets (in thousands)	$401	$165	$23	$10
Ratios to average net assets:[6]
Net investment income	1.63%[7]	1.57%[7]	1.13%[7]	1.17%
Expenses excluding specific expenses listed below	1.63%[7]	2.65%[7]	1.52%[7]	1.48%
Interest and fees from borrowings	0.00%[8]	0.00%	0.00%	0.00%

Total expenses[9]	1.63%[7]	2.65%[7]	1.52%[7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%[7]	0.95%[7]	0.94%[7]	0.94%
Portfolio turnover rate	126%	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.80%
Year Ended October 31, 2017	2.80%
Year Ended October 31, 2016	1.63%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Consolidated Financial Statements.

43      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS October 31, 2018

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly known as Barings Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Asset Growth Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, other special minerals (“Gold ETFs” securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 6,015 shares with net assets of $733,626 in the Subsidiary.

44       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

Other financial information at period end:

Total market value of investments*	$—
Net assets	$733,626
Net income (loss)	$(33,854)
Net realized gain (loss)	$96,479
Net change in unrealized appreciation/depreciation	$—

*At period end, the Subsidiary only held cash.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon

45       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open

46       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Total Distributable Earnings[1]	Accumulated Loss Carryforward[2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$3,642,925	$—	$640,340

1. At period end, the Fund elected to defer $1,121,237 of late year ordinary losses.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $1,282,776 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net

47       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[4]
$204,980	$204,980

4. $204,761, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income	$282,442	$1,878,138
Long-term capital gain	1,262,176	766,834

	$1,544,618	$2,644,972

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$66,206,300
Federal tax cost of other investments	36,929,556

Total federal tax cost	$103,135,856

Gross unrealized appreciation	$3,868,311
Gross unrealized depreciation	(4,508,651)

Net unrealized depreciation	$(640,340)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance

48       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives

49       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee

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3. Securities Valuation (Continued)

considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,357,373	$3,558,910	$—	$7,916,283

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FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Consumer Staples	$864,357	$1,619,586	$—	$2,483,943
Energy	3,448,163	982,778	—	4,430,941
Financials	1,890,893	2,782,489	—	4,673,382
Health Care	2,505,984	1,366,167	—	3,872,151
Industrials	1,792,787	3,574,932	—	5,367,719
Information Technology	3,038,920	3,950,551	—	6,989,471
Materials	506,493	842,754	—	1,349,247
Telecommunication Services	82,443	563,472	—	645,915
Preferred Stock	3,377	—	—	3,377
U.S. Government Obligations	—	3,161,208	—	3,161,208
Over-the-Counter Options Purchased	—	100,494	—	100,494
Short-Term Note	—	249,144	—	249,144
Investment Companies	17,801,634	6,662,749	—	24,464,383

Total Investments, at Value	36,292,424	29,415,234	—	65,707,658
Other Financial Instruments:
Swaps, at value	—	19,793	—	19,793
Futures contracts	425,603	—	—	425,603
Forward currency exchange contracts	—	286,655	—	286,655

Total Assets	$36,718,027	$29,721,682	$—	$66,439,709

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(45,380)	$—	$(45,380)
Centrally cleared swaps, at value	—	(314,904)	—	(314,904)
Options written, at value	—	(3,564)	—	(3,564)
Futures contracts	(248,491)	—	—	(248,491)
Forward currency exchange contracts	—	(489,647)	—	(489,647)

Total Liabilities	$(248,491)	$(853,495)	$—	$(1,101,986)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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3. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(139,918)	$139,918
Financials	(54,868)	54,868
Health Care	(27,242)	27,242
Materials	(37,235)	37,235

Total Assets	$(259,263)	$259,263

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 1.9% of Master Event-Linked Bond and no longer held Master Loan at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute

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4. Investments and Risks (Continued)

capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 78% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be

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6. Use of Derivatives (Continued)

able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $45,891,928 and $42,159,745, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $37,969,834 and $2,121,149 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of

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6. Use of Derivatives (Continued)

$9,677 and $8,871 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $51,152 and $61,058 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $1,798,462 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

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6. Use of Derivatives (Continued)

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $6,915,065 and $8,621,555 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

At period end, the Fund had no interest rate swap agreements outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid,

61       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $3,858,112 and $423,921 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest

62       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $235 and $413 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant,

63       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

64       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$172,317	$(6,834)	$–	$–	$165,483
Barclays Bank plc	20,545	(20,545)	–	–	–
Citibank NA	39,070	(39,070)	–	–	–
Deutsche Bank AG	80,532	(14,011)	–	–	66,521
Goldman Sachs Bank USA	7,186	(7,186)	–	–	–
HSBC Bank USA NA	13,125	(13,125)	–	–	–
JPMorgan Chase Bank NA	74,167	(74,167)	–	–	–

	$406,942	$(174,938)	$–	$–	$232,004

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(6,834)	$6,834	$–	$–	$–
Barclays Bank plc	(101,189)	20,545	–	–	(80,644)
Citibank NA	(195,419)	39,070	–	–	(156,349)
Deutsche Bank AG	(14,011)	14,011	–	–	–
Goldman Sachs Bank USA	(13,856)	7,186	–	–	(6,670)
HSBC Bank USA NA	(26,397)	13,125	–	–	(13,272)
JPMorgan Chase Bank NA	(180,885)	74,167	–	–	(106,718)

	$(538,591)	$174,938	$–	$–	$(363,653)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

65       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts	Swaps, at value	$19,793		Swaps, at value	$45,380
Credit contracts				Centrally cleared swaps, at value	314,904
Equity contracts	Variation margin receivable	178,742	*	Variation margin payable	96,604	*
Interest rate contracts	Variation margin receivable	8,313	*	Variation margin payable	50,015	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	286,655		Unrealized depreciation on forward currency exchange contracts	489,647
Currency contracts				Options written, at value	3,564
Currency contracts	Investments, at value	100,494*	*

Total		$593,997			$1,000,114

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Commodity contracts	$—	$—	$—	$85,045
Currency contracts	(15,087)	—	177,659	—
Credit contracts	—	—	—	—
Equity contracts	(2,093)	—	(100,162)	405,007
Forward currency exchange contracts	—	—	—	—
Interest rate contracts	(1,133)	1,859	—	(8,081)
Volatility contracts	—	—	—	11,434

Total	$(18,313)	$1,859	$77,497	$493,405

66       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Affiliated swap contracts	Total
Commodity contracts	$—	$—	$—	$85,045
Currency contracts	—	—	—	162,572
Credit contracts	—	(44,517)	—	(44,517)
Equity contracts	—	(212,494)	(137,254)	(46,996)
Forward currency exchange contracts	(1,434,614)	—	—	(1,434,614)
Interest rate contracts	—	(265,224)	—	(272,579)
Volatility contracts	—	—	—	11,434

Total	$(1,434,614)	$(522,235)	$(137,254)	$(1,539,655)

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Forward currency exchange contracts
Credit contracts	$—	$—	$—	$—
Currency contracts	36,468	3,530	—	—
Equity contracts	—	—	(341,132)	—
Forward currency exchange contracts	—	—	—	258,215
Interest rate contracts	—	—	(32,245)	—

Total	$36,468	$3,530	$(373,377)	$258,215

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments		Swap contracts	Affiliated swap contacts	Total
Credit contracts		$2,364	$—	$2,364
Currency contracts		—	—	39,998
Equity contracts		(25,587)	7,834	(358,885)
Forward currency exchange contracts		—	—	258,215
Interest rate contracts		4,275	—	(27,970)

Total		$(18,948)	$7,834	$(86,278)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

67       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	546,221	$6,329,434	467,114	$5,115,465
Dividends and/or distributions reinvested	12,796	147,665	6,529	65,222
Redeemed	(329,070)	(3,747,740)	(46,554)	(508,775)

Net increase	229,947	$2,729,359	427,089	$4,671,912

Class C
Sold	315,021	$3,604,071	118,835	$1,285,239
Dividends and/or distributions reinvested	3,028	34,703	2,457	24,449
Redeemed	(115,836)	(1,294,958)	(23,581)	(249,243)

Net increase	202,213	$2,343,816	97,711	$1,060,445

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class R
Sold	104,789	$1,202,086	150,020	$1,587,760
Dividends and/or distributions reinvested	4,616	53,172	7,520	74,979
Redeemed	(89,415)	(1,001,112)	(53,753)	(570,583)

Net increase	19,990	$254,146	103,787	$1,092,156

Class Y
Sold	30,090	$354,226	19,743	$217,187
Dividends and/or distributions reinvested	433	4,999	507	5,076
Redeemed	(11,390)	(133,008)	(5,451)	(58,433)

Net increase	19,133	$226,217	14,799	$163,830

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$90,072,035	$87,279,275

U.S. government and government agency obligations	2,068,384	—

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

68       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $4.0 billion	0.65
Over $5.0 billion	0.60

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the

69       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

70       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

9. Fees and Other Transactions with Affiliates (Continued)

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
October 31, 2018	$25,596	$—	$868	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses), as a percentage of average annual net assets, will not exceed the following annual rates: 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$84,718
Class C	17,865
Class I	17
Class R	15,566
Class Y	1,688

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $1,654. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,627
Class C	47
Class R	65
Class Y	7

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the

71       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $135,981 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

72       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Global Multi-Asset Growth Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Multi-Asset Growth Fund (the “Fund”), including the consolidated statement of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related consolidated notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the three year period then ended, and for the period from August 27, 2015 (commencement of operations) to October 30, 2015. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of October 31, 2018, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the three year period then ended, and the period from August 27, 2015 (commencement of operations) to October 30, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

December 21, 2018

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Capital gain distributions of $0.211 per share were paid to Class A, Class C, Class I, Class R and Class Y shareholders, respectively, on December 19, 2017. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $988,382 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $49,369 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Barings, LLC (“Barings”) and OFI SteelPath, Inc. (“OFI SteelPath”), whereby OFI SteelPath and Barings provide investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “OFI SteelPath” and “Barings” are referred to as the “Sub-Sub Advisers”. Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub Advisers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub Advisers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub Advisers’ services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub Advisers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub Advisers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub Advisers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub Advisers’ key personnel who provide such services. The Sub-Sub Advisers duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and for OFI SteelPath, securities trading services. OFI, among other duties, provides full portfolio management and investment advice, oversight of the Sub-Sub Advisers, securities trading, and clearance and settlement support services to the Funds, which, among other things, involve the management of large pools of cash and require expertise in analyzing and selecting investments and instruments. OFI Global is responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global is also responsible for providing certain administrative services to

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Advisers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alessio de Longis, and Benjamin Rockmuller, the portfolio managers for the Fund, and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub Advisers as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub Advisers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ and Sub-Sub Advisers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub Adviser[s] and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the world allocation category. The Board noted that the Fund’s one-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and Sub-Sub Advisers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world allocation funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the

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following annual rates: 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares, and 0.95% for Class Y shares, and that the expense limitations may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fee and total expenses, net of waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers and the Sub-Sub Advisers. The Board considered information regarding the Managers’ and Sub-Sub Advisers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub Advisers’ profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub Advisers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub Advisers. In addition to considering the profits realized by the Managers and Sub-Sub Advisers, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub Advisers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Advisers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversee 47 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2015) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2015) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (career services) (March 2015-November 2016), Director

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Elizabeth Krentzman, Trustee (since 2015) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2015) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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Joel W. Motley, Trustee (since 2015) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joanne Pace, Trustee (since 2015) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007- 2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2015) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer (since 2015) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Rockmuller, de Longis, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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Benjamin H. Rockmuller, Vice President (since 2015) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Senior Portfolio Manager of the Sub-Adviser (since January 2014); Portfolio Manager of the Sub-Adviser (July 2010-January 2014); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub- Adviser for the High Yield Team (June 2003-April 2004).

Alessio de Longis, Vice President (since 2015) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

85       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

86      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

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87       OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA2015.001.1018 December 21, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $65,400 in fiscal 2018 and $50,700 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $3,500 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $297,836 in fiscal 2018 and $386,986 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, incremental and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $49,085 in fiscal 2018 and $28,815 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $534,826 in fiscal 2018 and $286,402 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $885,247 in fiscal 2018 and $705,703 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/21/2018